Securities and Exchange Commission
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 24, 2002
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                             INTERCOM SYSTEMS, INC.
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        (Exact name of small business issuer as specified in its charter)




                 Delaware                                  11-2599441
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      (State or other jurisdiction of                   (I.R.S. Employer
      incorporation or organization)                   Identification No.)




               111 Village Parkway, Building #2, Marietta, Georgia
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (770) 951-0984
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Item 8.  Change in Fiscal Year

         The Company elected to change its fiscal reporting year end from "a 52-53 week fiscal year ending on the last Friday in June" to "June 30" in order to have a consistent 52 week fiscal year.




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTERCOM SYSTEMS, INC.

Dated: June 24, 2002                  By: /s/ Robert H. Donehew
                                          --------------------------------------
                                          Robert H. Donehew
                                          Vice President, Treasurer and Director
                                          (Principal Accounting and Financial
                                          Officer)